UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2018

KEYSIGHT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36334	46-4254555
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1400 Fountaingrove Parkway Santa Rosa CA	95403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 829-4444

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name on each exchange on which registered
Common Stock	KEYS	New York Stock Exchange, Inc.
par value $0.01 per share

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 16, 2019, Keysight Technologies, Inc. (the "Company") issued a press release to announce the completion of an organizational change to align its services business with its customers and end markets. The Company is filing this Current Report on Form 8-K ("Current Report") to provide revised segment reporting financial information with respect to the historical financial information included in its Annual Report on Form 10-K for the year ended October 31, 2018, which was filed with the Securities and Exchange Commission on December 18, 2018 (the “Annual Report”). This Current Report is being filed to revise, in part, (i) Parts I and II of the Annual Report in connection with our segment reorganization and (ii) Part II of the Annual Report to reflect our retrospective adoption of Accounting Standards ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. Accordingly, the Company is presenting the revised sections of the Annual Report as follows:

•	Exhibit 99.1 Revised Item 1. Business

•	Exhibit 99.2 Revised Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

•	Exhibit 99.3 Revised Item 8. Financial Statements and Supplementary Data
Other than the exhibits filed herewith, this Current Report does not update or revise any other information or any exhibits in the Annual Report and does not otherwise reflect events occurring after the date of the Annual Report. Accordingly, this Current Report should be read in conjunction with the Annual Report and other filings made by the Company with the Securities and Exchange Commission subsequent to the filing of the Annual Report.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

The following is filed as an exhibit to this report:

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Revised Item 1. Business

99.2	Revised Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

99.3	Revised Item 8. Financial Statements and Supplementary Data

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	XBRL Extension Schema Document

101.CAL	XBRL Extension Calculation Linkbase Document

101.LAB	XBRL Extension Label Linkbase Document

101.PRE	XBRL Extension Presentation Linkbase Document

101.DEF	XBRL Extension Definition Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSIGHT TECHNOLOGIES, INC.

	By:	/s/ Jeffrey K. Li
	Name:	Jeffrey K. Li
	Title:	Vice President, Acting General Counsel and
Assistant Secretary

Date: June 25, 2019

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Revised Item 1. Business

99.2	Revised Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

99.3	Revised Item 8. Financial Statements and Supplementary Data

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	XBRL Extension Schema Document

101.CAL	XBRL Extension Calculation Linkbase Document

101.LAB	XBRL Extension Label Linkbase Document

101.PRE	XBRL Extension Presentation Linkbase Document

101.DEF	XBRL Extension Definition Linkbase Document

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